Exhibit 10.34

EXECUTION VERSION

AMENDMENT NO. 3 TO SECOND LIEN NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 3 TO SECOND LIEN NOTE PURCHASE AGREEMENT (this “Agreement”) is entered into as of May 3, 2019, by and among AMENDIA, INC., a Georgia corporation (the “Issuer”), KAMD BUYER, INC., a Delaware corporation (“Holdings”), the other Persons party hereto that are designated as Credit Parties, and the Purchasers.

RECITALS:

A. Reference is hereby made to that certain Second Lien Note Purchase Agreement, dated as of April 29, 2016 (as amended, restated, supplemented, or otherwise modified prior to the date hereof, including by the Amendment No. 2 to Second Lien Note Purchase Agreement, dated as of July 12, 2018 (the “Second Amendment”), by and among the Issuer, the other Credit Parties party thereto from time to time, the Purchasers party thereto from time to time, and the Agent, the “Existing Note Agreement”; the Existing Note Agreement, as amended, restated, supplemented, or otherwise modified, including pursuant to this Agreement, the “Note Agreement”), among the Issuer, the other Credit Parties party thereto from time to time, the Purchasers party thereto from time to time, and the Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note Agreement or Second Amendment, as applicable.

B. As of the date hereof, the Purchasers party hereto constitute all of the Purchasers under the Note Purchase Agreement.

C. The Credit Parties have requested, and the Purchasers party hereto have agreed, to amend the Existing Note Agreement as expressly provided herein on the terms and subject to the conditions hereof.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

AMENDMENT

Section 1.01 Note Agreement Amendment. Subject to the satisfaction of the condition to effectiveness set forth in Article III below, the Credit Parties and the Purchasers each agree as follows:

(a)	Section 4.1(a) of the Note Agreement is hereby amended by amending and restating such provision in its entirety as follows:

“(a) as soon as available, but not later than (i) one hundred and fifty (150) days after the end of the Fiscal Year ended December 31, 2016, and (ii) one hundred and twenty (120) days after the end of each Fiscal Year ending thereafter (or in the case of the Fiscal Year ended December 31, 2018, one hundred and fifty-one (151) days after the end of such Fiscal Year), a copy of the audited consolidated balance sheets of Holdings and each of its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such Fiscal Year (or, at the Issuer’s election (x) for the Fiscal Year ending December 31, 2016, the portion of such Fiscal Year from the Original Closing Date through December 31, 2016 and (y) for the Fiscal Year ending December 31, 2017, the portion

[Signature Page to Amendment No. 3 to Second Lien Note Agreement]

of such Fiscal Year from January 1, 2017 through the Restatement Effective Date (which shall not include Spinal Elements and its Subsidiaries) (provided that if the Issuer delivers such audited financial statements without Spinal Elements and its Subsidiaries for the portion of such Fiscal Year from January 1, 2017 through the Restatement Effective Date, then the Issuer shall deliver to the Purchasers a copy of the audited consolidated balance sheets of Holdings and each of its Subsidiaries (which shall include Spinal Elements and each of its Subsidiaries) for the period from the Restatement Effective Date through December 31, 2017 and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the period from the Restatement Effective Date through December 31, 2017)), setting forth in each case in comparative form the applicable figures for the previous Fiscal Year (to the extent available (provided that, for the avoidance of doubt, such comparative financial statements shall not be required to include the financial results of Spinal Elements for the period prior to the Restatement Effective Date Merger)), and accompanied by the report of BDO USA, LLP or any “Big Four” or other nationally-recognized independent public accounting firm reasonably acceptable to the Required Purchasers which report shall (i) contain an opinion, stating that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP and (ii) not include any explanatory paragraph expressing substantial doubt as to going concern status;”

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

To induce the Purchasers to enter into this Agreement, each Credit Party hereby represents and warrants to each of the Purchasers that:

Section 2.01 Binding Obligation. This Agreement has been duly executed and delivered by each Credit Party and is the legal valid and binding obligation of each such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

Section 2.02 Authorization. The execution, delivery and performance by each Credit Party of this Agreement have been duly authorized by all necessary corporate, limited liability company or partnership, as applicable, action.

Section 2.03 No Conflict. The execution, delivery and performance by each Credit Party of this Agreement do not and will not (a) contravene the terms of such Credit Party’s Organization Documents, (b) conflict with or result in any material breach or contravention of, or result in the creation of any lien under, any document evidencing any material Contractual Obligation to which such Credit Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Credit Party or its Property is subject or (c) violate any material Requirement of Law in any material respect.

Section 2.04 Note Agreement and Note Document Representations and Warranties. The representations and warranties contained in Article III of the Note Agreement and in the other Note Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent (i) any such representation or warranty is qualified as to “materiality” or “Material Adverse Effect,” in which case it is true and correct in all respects and (ii) such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of such earlier date; provided that all representations and warranties that specifically relate to the Closing Date are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of the date hereof to the same extent as though made on and as of the Effective Time (and all references to “Closing Date” shall be deemed to mean the Effective Time for purposes of that representation or warranty).

Section 2.05 Collateral. The Purchasers’ security interests in the Collateral continue to be valid, binding, perfected and enforceable security interests that secure the Obligations (that are subject only to the Permitted Liens), and no tax or judgment Liens are currently of record against the Issuer or any other Credit Party.

Section 2.06 No Default. As of the date hereof, no Default or Event of Default has occurred and is continuing as of the Effective Time, or will result from the entry by any Credit Party into or performance by such Credit Party of its obligations under this Agreement.

Section 2.07 Recitals. The recitals to this Agreement (to the extent made by, or in respect of, the Credit Parties) are true and correct in all material respects.

ARTICLE III.

CONDITION TO EFFECTIVENESS OF AGREEMENT

Section 3.01 Condition. This Agreement shall become effective upon the satisfaction or waiver of the following condition precedent as determined by the Purchasers (the time at which such conditions have been so satisfied or waived, the “Effective Time”):

(a)

The Purchasers shall have received counterparts of this Agreement duly executed by the Issuer, the other the Credit Parties and each Purchaser (which Purchasers shall constitute Required Purchasers); and

(b)

The Purchasers shall have received a fully executed copy of an amendment to the First Lien Credit Agreement reflecting terms and conditions that are substantially the same as the terms and conditions herein and are reasonably acceptable to the Required Purchasers

ARTICLE IV.

MISCELLANEOUS

Section 4.01 Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.2 of the Note Agreement.

Section 4.02 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission, including by PDF file, shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 4.03 Construction. This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. If any matter is left to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of one or more Purchasers or their respective employees, counsel, or agents in the Note Agreement or any other Note Documents, such action shall be deemed to be exercisable by such Purchasers or such other Person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may.” On and after the Effective Time, each reference in the Note Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Note Agreement shall mean and be a reference to the Note Agreement as amended by this Agreement.

Section 4.04 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Section 9.18 of the Note Agreement shall apply to this Agreement, mutatis mutandis.

Section 4.05 WAIVER OF JURY TRIAL BY THE ISSUER AND OTHER PARTIES. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AGREEMENT, THE OTHER NOTE DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY, WHICH WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

Section 4.06 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

Section 4.07 Costs and Expenses. The Credit Parties agree to reimburse the Agent and each Purchaser for all costs and expenses incurred by the Agent, any Purchaser or any of their Related Persons in connection with this Agreement and the other documents and transactions contemplated hereby or related hereto, including Attorney Costs, all as provided in, and to the extent required by, Section 9.5 of the Note Agreement.

Section 4.08 Assignments; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Issuer, the other Credit Parties, the Agent, the Purchasers and their respective permitted successors and assigns, all as provided in, and to the extent required by, Sections 9.8 and 9.9 of the Note Agreement. No Person other than the parties hereto shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights are hereby expressly disclaimed.

Section 4.09 Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

Section 4.10 Further Assurances. The Issuer and each other Credit Party agrees to take all further actions and execute all further documents as the Agent or any Purchaser may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.

Section 4.11 Final Agreement. This Agreement, the Note Agreement, the other Note Documents, and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the “Issuer/Purchaser Documents”) set forth in full the terms of agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and are intended as the full, complete, and exclusive contracts governing the relationship between such parties with respect to the subject matter thereof, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. Except as provided therein, no term of the Issuer/Purchaser Documents may be modified or amended, nor may any rights thereunder be waived, except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The Agent’s or any other Purchaser Party’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto.

Section 4.12 Ratification, Etc. The Note Agreement, as specifically amended by this Agreement, and each of the other Note Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Without limiting the generality of the foregoing, each Credit Party hereby reaffirms all of its obligations under all of the Note Documents and agrees that the Collateral Documents and all of the Collateral do and shall continue to secure the payment of all Obligations. This Agreement shall constitute a Note Document. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Purchaser or the Agent under any of the Note Documents, nor constitute an amendment except as expressly provided herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

Issuer:	AMENDIA, INC.

By:	/s/ Christopher Anderson

Name: Christopher Anderson
Title: Vice President

Other Credit Parties:	KAMD BUYER, INC.

By:	/s/ Christopher Anderson

Name: Christopher Anderson
Title: President

CUSTOM SPINE ACQUISITION, INC.

By:	/s/ Christopher Anderson

Name: Christopher Anderson
Title: President

DIRECT SPINE SOURCE, LLC

By:	/s/ Christopher Anderson

Name: Christopher Anderson
Title: President

OMNI ACQUISITION INC.

By:	/s/ Christopher Anderson

Name: Christopher Anderson
Title: President

SPINE ASSOCIATION FOR EDUCATION, INC.

By:	/s/ Christopher Anderson

Name: Christopher Anderson
Title: President

[Signature Page to Amendment No. 3 to Second Lien Note Agreement]

SPINE SELECT ACQUISITION, INC.

By:	/s/ Christopher Anderson

Name: Christopher Anderson
Title: President

SPINAL ELEMENTS, INC.

By:	/s/ Christopher Anderson

Name: Christopher Anderson
Title: Vice President

[Signature Page to Amendment No. 3 to Second Lien Note Agreement]

Purchasers:

METLIFE PRIVATE EQUITY HOLDINGS, LLC,
as a Purchaser

By: MetLife Investment Advisors, LLC
Its: Investment Manager

By:	/s/ Sean Ritter

Name: Sean Ritter
Title: Director

METLIFE INSURANCE K.K., as a Purchaser

By: MetLife Investment Advisors, LLC Its: Investment Manager

By:	/s/ Sean Ritter

Name: Sean Ritter
Title: Director

[Signature Page to Amendment No. 3 to Second Lien Note Agreement]